Update on Initiatives to Enhance Shareholder Value November 2024 Exhibit 99.1

Update on Initiatives to Enhance Shareholder Value – November 2024 Forward-Looking Statements 1 Forward-Looking Statements – Certain statements in this presentation regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, expected harvest schedules, timberland acquisitions and dispositions, the anticipated benefits of Rayonier’s business strategies and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings, including any downturn in the housing market; entry of new competitors into our markets; changes in global economic conditions and world events, including the war in Ukraine and heightened tensions in the Middle East; business disruptions arising from public health crises and outbreaks of communicable diseases; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging, trucking and ocean freight services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida and Washington, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability and cost of financing for real estate development and mortgage loans. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial and Net Debt Measures – To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier has presented forward-looking statements regarding “Adjusted EBITDA,” which is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, operating loss (income) attributable to noncontrolling interests in Timber Funds, timber write-offs resulting from casualty events, the gain on investment in Timber Funds, Fund II Timberland Dispositions, costs related to disposition initiatives, gain on foreign currency derivatives, gain associated with the multi-family apartment sale attributable to NCI, and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company’s ongoing operating results. Rayonier is unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on Rayonier’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company’s actual results and preliminary financial data set forth above may be material.

Update on Initiatives to Enhance Shareholder Value

Rayonier announces dispositions totaling ~200,000 acres for an aggregate value of $495 million (the "Dispositions")

- Four separate transactions comprising ~91,000 acres in Southeast Oklahoma and ~109,000 acres on the Olympic Peninsula in Washington
- Dispositions capitalize on public-private disconnect and generate significant proceeds for de-leveraging and return of capital to shareholders
- Aggregate dispositions announced since November 2023 total $737 million—roughly three-quarters of original $1 billion target

Dispositions – Key Highlights

CAPITALIZES ON PUBLIC-PRIVATE DISCONNECT	▪ Current private market valuations translate to significantly higher EBITDA and CAD multiples relative to Rayonier's current trading multiples ▪ Historical EBITDA[(1)] of ~$11 million for Dispositions implies an EBITDA multiple of ~45x
ENHANCES BALANCE SHEET / LEVERAGE PROFILE	▪ Dispositions generate significant proceeds for de-leveraging and return of capital to shareholders ▪ Pro forma Net Debt / Adjusted EBITDA* of 2.8x and pro forma cash balance of $472 million
CONSISTENT WITH ACTIVE PORTFOLIO MANAGEMENT STRATEGY	▪ Dispositions improve residual portfolio quality in U.S. South and Pacific Northwest ▪ Allows Rayonier to further concentrate capital in markets with strongest cash flow attributes and most favorable long-term growth prospects
STRONG CAPITAL ALLOCATION FIT	▪ Dispositions expected to generate pro forma CAD per share accretion of ~9% ▪ $90 million of proceeds used to repay the only floating-rate debt in Rayonier's capital structure ▪ Remaining proceeds provide enhanced strategic and capital allocation flexibility
LIMITED IMPACT TO CASH FLOW PROFILE	▪ Minimal impacts to cash flow over the next decade due to younger age-class and lower cash yield ▪ Expected to reduce total Sustainable Yield[(2)] by approximately 630,000 tons per year

*Non-GAAP measure (see Appendix for definitions and reconciliations).
(1) Based on 3-year average EBITDA attributable to the Dispositions for 2022-2024E (assuming full-year contribution in 2024E).
(2) "Sustainable yield" is defined and provided in the Company's latest report on Form 10-K.

Rayonier
2
Update on Initiatives to Enhance Shareholder Value – November 2024

Capitalizing on Public vs. Private Valuation Disconnect

Key Observations

- Rayonier's public market valuation is currently well below private market valuation benchmarks
- Private market LTM multiples are elevated relative to 3-year average multiples due to lower LTM earnings

Rayonier's Current Trading Multiples:

- Enterprise Value / Adjusted EBITDA* multiples:
  - Multiple of 3-year avg. (as of 3Q24) EBITDA: 21.4x
  - Multiple of LTM (as of 3Q24) EBITDA: 21.7x
- Enterprise Value / Timber EBITDA* multiples:
  (For better comparison to private market benchmarks) (1)
  - Multiple of 3-year avg. (as of 3Q24) EBITDA: 24.6x
  - Multiple of LTM (as of 3Q24) EBITDA: 27.4x

Private Market Benchmarks:

- NCREIF U.S. South index implied multiples:
  - Multiple of 3-year avg. (as of 3Q24) EBITDA: 40.5x
  - Multiple of LTM (as of 3Q24) EBITDA: 44.2x
- NCREIF U.S. Pacific Northwest index implied multiples:
  - Multiple of 3-year avg. (as of 3Q24) EBITDA: 44.8x
  - Multiple of LTM (as of 3Q24) EBITDA: 63.7x

EBITDA Multiple Comparison (1)(2)



LTM EBITDA*
3-Year Average EBITDA
50.0x
40.0x
30.0x
20.0x
10.0x
–
27.4x
21.7x
44.9x
40.5x
44.8x
Rayonier
Dispositions
NCREIF U.S. South
NCREIF U.S. PNW
Enterprise Value / Adj. EBITDA*
Enterprise Value / Timber EBITDA(1)

The Dispositions capitalize on the significant disparity between public and private market timberland values.

*Non-GAAP measure (see Appendix for definitions and reconciliations).

(1) Enterprise Value to Timber EBITDA is designed to capture implied trading multiple of Timber Segments EBITDA for better comparison to private market benchmarks. Enterprise Value is not adjusted for any allocation of value to HBU real estate / development portfolio.

(2) Multiples for RYN based on current Enterprise Value (based on stock price as of 11/5/2024) divided by LTM Adj. EBITDA as of Q3 2024. Multiples for NCREIF Indices based on current index value per acre divided by trailing 3-year average EBITDA per acre as of Q3 2024. See Appendix for detailed calculations.

Rayonier

3

Update on Initiatives to Enhance Shareholder Value – November 2024

Sources & Uses / Pro Forma Transaction Consequences

Sources	
Completed / Pending Dispositions	$495.0
Total	**$495.0**

Uses	
Term Loan (Floating-Rate) Paydown	$90.0
Est. Transaction Fees and Expenses	6.9
Increase in Cash	398.1
Total	**$495.0**

($ in millions, except per share amounts)	Rayonier @ 9/30/2024	Closed / Pending Dispositions	
		Transaction Consequences	Pro Forma
Balance Sheet			
Debt [1]	$1,313.4	($90.0)	$1,223.4
(–) Cash [2]	74.2	398.1	472.3
Net Debt	$1,239.1	($488.1)	$751.0
Adjusted EBITDA & CAD [3]	**2024E**		
Adj. EBITDA	$282.5	($11.0)	$271.5
(–) CapEx	80.5	(4.7)	75.8
(–) Cash Taxes	5.5	–	5.5
Implied Unlevered CAD	$196.5	($6.3)	$190.2
(–) Run-Rate Cash Interest (net) [4]	34.8	(21.1)	13.8
Implied CAD	$161.7	$14.8	$176.4
Shares Outstanding (MMs)	151.0	–	151.0
CAD Accretion / (Dilution)			
Implied CAD per Share	$1.07	–	$1.17
Accretion / (Dilution)	–	–	*9.1%*
Pro Forma Credit Ratios			
Net Debt / Adj. EBITDA	4.4x	–	2.8x
Adj. EBITDA / Interest (net)	8.1x	–	19.7x

(1) Reflects $90 million paydown of floating-rate portion of Term Loan at effective cost of 5.72%.
(2) Cash balance assumed to earn interest at 4.0% per annum.
(3) 2024E for RYN is based on the guidance midpoints provided in Q3 Earnings Release / Form 10-Q. Transaction metrics are based on 3-year averages (2022-24E) attributable to the Dispositions.
(4) Run-Rate Cash Interest (net) based on Rayonier's capital structure as of 9/30/24. See page 5 for detailed calculations.
Note: Does not adjust for any special distribution associated with the dispositions.

Rayonier

4

Update on Initiatives to Enhance Shareholder Value – November 2024

Update on Initiatives to Enhance Shareholder Value – November 2024 Rayonier Capital Structure Profile @ 9/30/2024 5 Pro Forma for the Dispositions and debt paydown, Rayonier's debt will be 100% fixed at ~2.7% with a well-staggered maturity profile. Pro Forma Debt Maturity Profile (5) $200 $100 $200 $200 $450 – $100 $200 $300 $400 $500 2024 2025 2026 2027 2028 2029 2030 2031 (1) Based on all-in effective rate taking account of interest rate swaps, spread over benchmark rate, and Farm Credit patronage refunds. (2) Based on daily simple SOFR rate of 4.90% as of 10/31/2024. (3) Maturity date of New Zealand minority shareholder loans based on weighted average maturity date of three tranches. Loans expected to be renewed at maturity. (4) Cash assumed to earn interest at 4.00%. (5) Excludes New Zealand minority shareholder loans. Note: Does not adjust for any special distribution associated with the dispositions. ($ in millions) Initial Term Years to Effective 9/30/2024 Pro Forma (Years) Maturity Maturity Rate (1) 9/30/2024 Pro Forma Incremental Term Loan $200.0 $200.0 10.0 Apr-26 1.6 2.47% $4.9 $4.9 Revolving Credit Facility (2) – – 5.0 Jun-26 1.7 6.15% – – NZ Minority SH Loans (3) 73.4 73.4 5.0 Jul-26 1.8 4.43% 3.2 3.2 Incremental Term Loan III 100.0 100.0 5.0 Dec-27 3.2 4.63% 4.6 4.6 Term Loan (Floating-Rate) (2) 90.0 – 9.0 Apr-28 3.5 5.72% 5.1 – Term Loan (Swapped) 200.0 200.0 9.0 Apr-28 3.5 2.19% 4.4 4.4 Incremental Term Loan II 200.0 200.0 8.0 Jun-29 4.7 1.54% 3.1 3.1 Senior Unsecured Notes II 450.0 450.0 10.0 May-31 6.6 2.75% 12.4 12.4 Total / Weighted Avg. $1,313.4 $1,223.4 NA NA 4.3 2.88% $37.8 $32.6 93.1% 100.0% 2.88% 2.67% (–) Cash & Equivalents (4) 74.2 472.3 – – – 4.00% (3.0) (18.9) Net Debt / Net Interest $1,239.1 $751.0 NA NA NA NA $34.8 $13.8 Debt Balance Run-Rate Interest Expense (net) Implied Weighted Avg. Rate% Fixed Rate Debt

Update on Initiatives to Enhance Shareholder Value – November 2024 – 10 20 30 40 50 0-4 5-9 10-14 15-19 20-24 25-29 30-34 35-39 40+ N et A cr es (i n 00 0s ) Age-Class Pro Forma Pacific Northwest Portfolio Washington Dispositions Pro Forma Impact on Pacific Northwest Portfolio 6 Merchantable Inventory – % Douglas-fir The ~109,000 acres of dispositions in Washington will improve the quality and age-class profile of Rayonier’s Pacific Northwest portfolio. Productivity – Site Index (1) Pro Forma Pacific Northwest Age-Class ProfileCommercial Forest Area – % Operable (1) Site index reflects the average height at a base age of 50 and is based on King 1966 site index equation for Douglas-fir and Wiley 1978 site index equation for western hemlock. (2) 0-4 age class includes clearcut acres not yet replanted. 115 111 116 100 105 110 115 120 Pre-Dispositions Washington Dispositions Pro Forma Portfolio 75% 72% 76% 50% 55% 60% 65% 70% 75% 80% Pre-Dispositions Washington Dispositions Pro Forma Portfolio 62% 28% 74% – 20% 40% 60% 80% Pre-Dispositions Washington Dispositions Pro Forma Portfolio (2)

Update on Initiatives to Enhance Shareholder Value – November 2024 Appendix: NCREIF Timberland Index Statistics 7

Update on Initiatives to Enhance Shareholder Value – November 2024 – $10 $20 $30 $40 $50 $60 $70 – 10x 20x 30x 40x 50x 60x – $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 U.S. South Historical Valuation Snapshot (NCREIF) 8 U.S. South EBITDA per Acre (NCREIF) U.S. South timberlands have traded at an average EBITDA multiple of ~40x over the last 24 years. Source: National Council of Real Estate Investment Fiduciaries. U.S. South Value per Acre (NCREIF) U.S. South EBITDA Multiples (NCREIF) 2000-2023 Average = 40x

Update on Initiatives to Enhance Shareholder Value – November 2024 – 10x 20x 30x 40x 50x 60x – $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Pacific Northwest Historical Valuation Snapshot (NCREIF) 9 U.S. PNW EBITDA per Acre (NCREIF) Pacific Northwest timberlands have traded at an average EBITDA multiple of ~29x over the last 24 years, although multiples have fluctuated significantly due to historical EBITDA volatility. Source: National Council of Real Estate Investment Fiduciaries. Note: NCREIF Northwest data includes eastside properties. U.S. PNW Value per Acre (NCREIF) U.S. Pacific Northwest EBITDA Multiples (NCREIF) 2000-2023 Average = 29x 88x – $50 $100 $150 $200

Update on Initiatives to Enhance Shareholder Value – November 2024 Appendix: Definitions & Reconciliations 10

Update on Initiatives to Enhance Shareholder Value – November 2024 11 Definitions of Non-GAAP Measures and Pro Forma Items Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non- operating income, costs related to disposition initiatives, Fund II timberland dispositions, gain associated with the multi-family apartment complex sale attributable to noncontrolling interests, gain on investment in Timber Funds, timber write-offs resulting from casualty events, and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company's ongoing operating results. Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions and real estate development investments) and working capital and other balance sheet changes. CAD is a non-GAAP measure of cash generated during a period that is available for common stock dividends, distributions to operating partnership unitholders, distributions to noncontrolling interests, repurchase of the Company's common shares, debt reduction, timberland acquisitions and real estate development investments. CAD is not necessarily indicative of the CAD that may be generated in future periods. Costs related to disposition initiatives include legal, advisory, and other due diligence costs incurred in connection with the Company’s asset disposition plan, which was announced in November 2023. Fund II Timberland Dispositions represent the disposition of Fund II Timberland assets, which we managed and owned a co-investment stake in. Fund II Timberland Dispositions attributable to Rayonier represents the proportionate share of Fund II Timberland Dispositions that are attributable to Rayonier. Gain associated with the multi-family apartment complex sale attributable to noncontrolling interests represents the gain recognized in connection with the sale of property by the Bainbridge Landing joint venture attributable to noncontrolling interests. Gain on investment in Timber Funds reflects the gain recognized on Fund II carried interest incentive fees in the fourth quarter of 2021 as well as the gain recognized on the sale of Timber Funds III & IV in the third quarter of 2021. Large Dispositions are defined as transactions involving the sale of productive timberland assets that exceed $20 million in size and do not reflect a demonstrable premium relative to timberland value. Net (recovery) cost on legal settlements reflects the net (gain) loss from litigation regarding insurance claims. Pension settlement charges, net of tax reflects the net loss recognized in connection with the termination and settlement of the Company’s pension plans. Pro forma net income adjustments attributable to noncontrolling interests are the proportionate share of pro forma items that are attributable to noncontrolling interests. Timber write-offs resulting from casualty events includes the write-off of merchantable and pre-merchantable timber volume damaged by casualty events that cannot be salvaged.

Update on Initiatives to Enhance Shareholder Value – November 2024 12 Reconciliation of Net Debt ($ in millions) Q3 2023 $1,307.2Long-term debt, net of deferred financing costs and unamortized discounts (1) 3.6Plus - deferred financing costs 2.5Plus - unamortized discounts $1,313.4Total Debt, (Principal Only) (74.2)Cash and cash equivalents $1,239.1Net Debt ($ in millions) Pro Forma $1,313.4Total Debt, (Principal Only) @ 9/30/2024 (1) (90.0)Less - repayment of floating rate portion of Term Loan $1,223.4Total Debt, (Principal Only) (74.2)Cash and cash equivalents @ 9/30/2024 (495.0)Cash proceeds from dispositions 6.9Cash transaction fees and expenses 90.0Cash used for repayment of floating rate portion of Term Loan $751.0Net Debt (1) Includes current maturities of long-term debt.

Enterprise Value to Adjusted EBITDA Multiple Calculations

($ in millions, except per share and per acre amounts)	Rayonier	Rayonier	NCREIF U.S. South	NCREIF U.S. South	NCREIF U.S. PNW	NCREIF U.S. PNW
	LTM	3-Yr Average	LTM	3-Yr Average	LTM	3-Yr Average
Timber Segment(s)	$220.1	$245.2	—	—	—	—
Real Estate	96.9	72.7	—	—	—	—
(-) Corporate / Other	(39.8)	(36.3)	—	—	—	—
Total Adjusted EBITDA (1) (2)	**$277.3**	**$281.6**	—	—	—	—
EBITDA per Acre	**NM**	**NM**	**$50.21**	**$54.85**	**$51.76**	**$73.64**
Valuation						
Share Price @ 11/5/2024	$31.68		NA	NA	NA	NA
Shares and Units Outstanding (MMs)	151.0		NA	NA	NA	NA
Equity Market Capitalization	$4,784		—	—	—	—
(+) Net Debt (1)	1,239		—	—	—	—
Enterprise Value / Index Value (3)	**$6,023**	**$6,023**	**$17,919**	**$17,919**	**$7,552**	**$7,552**
Implied Value per Acre	**NM**	**NM**	**$2,220**	**$2,220**	**$3,296**	**$3,296**
EV / EBITDA Multiples						
Enterprise Value / Adjusted EBITDA (1)	21.7x	21.4x	44.2x	40.5x	63.7x	44.8x
Enterprise Value / Timber EBITDA (1)(4)	27.4x	24.6x	44.2x	40.5x	63.7x	44.8x

(1) Non-GAAP measure.
(2) Based on LTM and 3-Year Average Adjusted EBITDA (ending Q3-2024).
(3) NCREIF index values based on ending market value as of Q3-2024.
(4) Enterprise Value to Timber EBITDA is designed to capture implied trading multiple of Timber Segments EBITDA for better comparison to private market benchmarks. Enterprise Value is not adjusted for any allocation of value to HBU real estate / development portfolio.

Rayonier
Update on Initiatives to Enhance Shareholder Value – November 2024
13

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

($ in millions)	Southern Timber	Pacific Northwest Timber	New Zealand Timber	Timber Funds	Real Estate	Trading	Corporate and Other	Total
2024 YTD (ending Q3 2024)								
Operating income (loss)	**$59.9**	**($5.0)**	**$19.3**	—	**$14.3**	**$0.1**	**($32.3)**	**$56.3**
Costs related to Disposition Initiatives [1]	—	—	—	—	—	—	1.6	1.6
Depreciation, depletion & amortization	56.7	24.3	14.5	—	9.9	—	1.3	106.7
Non-cash cost of land and improved development	—	—	—	—	19.2	—	—	19.2
Adjusted EBITDA [1]	**$116.6**	**$19.3**	**$33.7**	—	**$43.4**	**$0.1**	**($29.4)**	**$183.7**

($ in millions)	Southern Timber	Pacific Northwest Timber	New Zealand Timber	Timber Funds	Real Estate	Trading	Corporate and Other	Total
LTM (ending Q3 2024)								
Operating income (loss)	**$73.6**	**($7.5)**	**$26.1**	—	**$152.2**	**$0.2**	**($43.1)**	**$201.5**
Large Dispositions [1]	—	—	—	—	(105.1)	—	—	(105.1)
Costs related to Disposition Initiatives [1]	—	—	—	—	—	—	1.6	1.6
Depreciation, depletion & amortization	75.0	33.0	19.8	—	21.0	—	1.8	150.6
Non-cash cost of land and improved development	—	—	—	—	28.8	—	—	28.8
Adjusted EBITDA [1]	**$148.6**	**$25.5**	**$45.8**	—	**$96.9**	**$0.2**	**($39.8)**	**$277.3**

(1) Non-GAAP measure or pro forma item.

Rayonier
14
Update on Initiatives to Enhance Shareholder Value – November 2024

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

($ in millions)	Southern Timber	Pacific Northwest Timber	New Zealand Timber	Timber Funds	Real Estate	Trading	Corporate and Other	Total
2023								
Operating income (loss)	**$76.3**	**($9.0)**	**$26.0**	—	**$156.6**	**$0.5**	**($39.1)**	**$211.3**
Timber write-offs resulting from a casualty event [(1)]	—	—	2.3	—	—	—	—	2.3
Large Dispositions [(1)]	—	—	—	—	(105.1)	—	—	(105.1)
Depreciation, depletion & amortization	80.0	36.9	21.7	—	18.0	—	1.7	158.2
Non-cash cost of land and improved development	—	—	—	—	29.8	—	—	29.8
Adjusted EBITDA [(1)]	**$156.2**	**$27.9**	**$50.0**	—	**$99.3**	**$0.5**	**($37.4)**	**$296.5**

($ in millions)	Southern Timber	Pacific Northwest Timber	New Zealand Timber	Timber Funds	Real Estate	Trading	Corporate and Other	Total
2022								
Operating income (loss)	**$96.6**	**$15.2**	**$30.6**	—	**$58.5**	**$0.4**	**($35.5)**	**$165.8**
Depreciation, depletion & amortization	60.3	48.0	23.9	—	13.9	—	1.3	147.3
Non-cash cost of land and improved development	—	—	—	—	28.4	—	—	28.4
Gain associated with the multi-family apartment sale attributable to NCI [(1)]	—	—	—	—	(11.5)	—	—	(11.5)
Timber write-offs resulting from a casualty event [(1)]	—	0.7	—	—	—	—	—	0.7
Large Dispositions [(1)]	—	—	—	—	(16.6)	—	—	(16.6)
Adjusted EBITDA [(1)]	**$156.9**	**$63.9**	**$54.5**	—	**$72.7**	**$0.4**	**($34.2)**	**$314.2**

(1) Non-GAAP measure or pro forma item.

Rayonier
15
Update on Initiatives to Enhance Shareholder Value – November 2024

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

($ in millions)	Southern Timber	Pacific Northwest Timber	New Zealand Timber	Timber Funds	Real Estate	Trading	Corporate and Other	Total
4Q 2021								
Operating income (loss)	**$19.0**	**$1.5**	**$3.6**	**$18.4**	**($0.3)**	**($0.5)**	**($8.2)**	**$33.5**
Gain on investment in Timber Funds [1]	—	—	—	(3.8)	—	—	—	(3.8)
Fund II Timberland Dispositions attributable to Rayonier [1]	—	—	—	(3.1)	—	—	—	(3.1)
Operating income attributable to NCI in Timber Funds	—	—	—	(12.3)	—	—	—	(12.3)
Depreciation, depletion & amortization	14.6	11.7	6.2	0.2	0.9	—	0.3	33.9
Non-cash cost of land and improved development	—	—	—	—	2.2	—	—	2.2
Adjusted EBITDA [1]	**$33.6**	**$13.2**	**$9.8**	**($0.6)**	**$2.9**	**($0.5)**	**($7.9)**	**$50.4**

Rayonier

(1) Non-GAAP measure or pro forma item.

16

Update on Initiatives to Enhance Shareholder Value – November 2024

Update on Initiatives to Enhance Shareholder Value – November 2024 17 Reconciliation of Adjusted EBITDA Guidance HighLow($ in millions) 2024 Guidance $358.8$343.2Net income attributable to Rayonier Inc. 4.8 4.8Pension settlement charges, net of tax (1) 1.61.6 Costs related to disposition initiatives (1) (9.6)(9.6) Net recovery on legal settlements (1) (300.0)(290.0)Large Dispositions (1) 4.03.9 Pro forma net income adjustments attributable to noncontrolling interests (1) 38.337.8 Interest expense, net (8.9)(8.2)Interest and other miscellaneous income, net 7.26.9 Income tax expense 144.0140.0Depreciation, depletion & amortization 45.040.0Non-cash cost of land and improved development 4.84.6Net income attributable to noncontrolling interests $290.0$275.0Adjusted EBITDA (1) (1) Non-GAAP measure or pro forma item.